UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2023
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws.
On May 16, 2023, Markel Corporation (the Company) announced that it will change its corporate name to Markel Group Inc. effective Friday, May 26, 2023 (the Name Change).

On May 15, 2023, the Company filed Articles of Amendment (the Articles of Amendment) with the Virginia State Corporation Commission to amend the Company's Amended and Restated Articles of Incorporation (as amended) to effect the Name Change. The Articles of Amendment will become effective on May 26, 2023. A copy of the Articles of Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with the Name Change, the Company will amend the Company's Bylaws (the Bylaws), also effective as of May 26, 2023, to update its corporate seal to replace "Markel Corporation" with "Markel Group Inc." No other changes will be made to the Bylaws. A copy of the amendment to the Bylaws is filed as Exhibit 3.2 hereto and incorporated herein by reference.

The Company's common stock will continue to trade on the New York Stock Exchange under the ticker symbol "MKL", and there will be no significant structural or organizational impacts. Outstanding certificates for the Company's shares will not be affected by the name change; they will continue to be valid and need not be exchanged.

Item 7.01	Regulation FD Disclosure.
A copy of the press release announcing the Name Change is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Company's Amended and Restated Articles of Incorporation, effective May 26, 2023
3.2	Amendment to the Company's Bylaws, effective May 26, 2023
99.1	Press Release issued May 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

May 16, 2023	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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